Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Commission.

Exhibit 10.20

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement is entered into as of July 18, 2013, between COMERICA BANK (“Bank”) and VIOLIN MEMORY, INC., a Delaware corporation (“Grantor”).

RECITALS

A. Bank has agreed to make certain advances of money and to extend certain financial accommodations to Grantor (the “Loans”) in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Grantor dated of even date herewith (as the same may be amended, modified or supplemented from time to time, the “Loan Agreement”). Capitalized terms used herein are used as defined in the Loan Agreement.

B. Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks and Patents to secure the Obligations.

C. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of the Obligations, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure the Obligations, Grantor grants and pledges to Bank a security interest in all of Grantor’s right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents and Trademarks listed on Exhibits A, B and C hereto), and including without limitation (with respect to Intellectual Property Collateral owned by Grantor), all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

Grantor represents and warrants that Exhibits A, B, and C attached hereto set forth any and all intellectual property rights that, as of the date hereof, Grantor has registered or filed an application with either the United States Patent and Trademark Office or the United States Copyright Office, as applicable.

[Signatures on following page]

Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Commission.

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

Address of Grantor:		GRANTOR:

Violin Memory, Inc. 685 Clyde Ave. Mountain View, CA 94043		VIOLIN MEMORY, INC.
Attn: CFO Fax: 1-650-396-1543	By:	/s/ Donald Basile
	Name:	Donald Basile
	Title:	CEO

Address of Bank:		BANK:

Comerica Bank M/C 7578		COMERICA BANK
39200 Six Mile Rd. Livonia, MI 48152 Attn: National Documentation Services	By:	/s/ Jeff Lee
	Name:	Jeff Lee
with a copy to:	Title:	VP

Comerica Bank 226 Airport Parkway, Suite 100 San Jose, CA 95110 Attn: Jeff Lee Fax: (408) 451-8568

[Signature Page to Intellectual Property Security Agreement (Violin Memory, Inc.)]

Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Commission.

EXHIBIT A

Copyrights

Title	Reg. No.	Reg. Date
HH	TXu001804728	4/05/12
SMC	TXu001804753	4/5/12

Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Commission.

EXHIBIT B

Patents

Title	App. No.	Filing Date	Reg. No.	Date Granted
Method and system for storage of data in non-volatile media	12/273410	11/18/08	8,452,929	5/28/13
Efficient reloading of data into cache resources	12/889732	9/24/10	8,443,150	5/14/13
Storage proxy with virtual ports configuration	12/855651	8/12/10	8,442,059	5/14/13
System for maintaining coherency during offline changes to storage media	12/794057	6/4/10	8,417,895	4/9/13
System for increasing storage media performance	12/759604	4/13/10	8,417,871	4/9/13
Alignment adjustment in a tiered storage system	12/869604	8/26/10	8,402,246	3/19/13
Mapping engine for a storage device	12/790255	5/28/10	8,402,198	3/19/13
Efficient use of hybrid media in cache architectures	12/650966	12/31/09	8,397,016	3/12/13
Dynamic performance virtualization for disk access	12/616705	11/11/09	8,285,961	10/9/12
Storage device prefetch system using directed graph clusters	12/605119	10/23/09	8,214,599	7/3/12
Fibre channel proxy	12/568612	9/28/09	8,160,070	4/17/12
Mesosynchronous data bus apparatus and method of data transmission	12/245349	10/3/08	8,112,655	2/7/12
Skew management in an interconnection system	12/946164	11/15/10	8,090,973	1/13/12
Skew management in an interconnection system	11/975269	10/17/07	8,028,186	9/27/11
Method and apparatus for efficient TCP connection handoff	11/966811	12/28/07	7,877,490	1/25/11

Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Commission.

*** Confidential material redacted and filed separately with the Commission.

Title	App. No.	Filing Date	Reg. No.	Date Granted
Method for efficient delivery of clustered data via adaptive TCP connection migration	11/845679	8/27/07	7,565,446	7/21/09
Scalable parallel processing on shared memory computers	10/293791	11/12/02	7,454,749	11/18/08
Memory Management System and Method	12/079364	3/26/08	8,200,887	6/12/12
Method and System for Processing Data Having a Pattern of Tepeating Bits	10/956377		7,554,464	6/30/09
Fast Compression Method for Scientific Data	12/485873	3/15/2011	7,907,069	3/15/11
Behavioral Monitoring of Storage Systems	12/605160	10/23/09	8,214,608	7/3/12
***	13/624282	9/21/12	n/a	n/a
***	13/443324	4/10/12	n/a	n/a
***	13/546346	7/11/12	n/a	n/a
***	13/546179	7/11/12	n/a	n/a
***	12/957967	12/1/10	n/a	n/a
***	13/305373	11/28/11	n/a	n/a
***	12/976735	12/22/10	n/a	n/a
***	12/619609	11/16/09	n/a	n/a
***	12/199386	8/27/08	n/a	n/a
***	11/365474	2/28/06	n/a	n/a
***	11/405083	4/17/06	n/a	n/a

Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Commission.

EXHIBIT C

Trademarks

Mark	App. No.	Filing Date	Reg. No.	Reg. Date
MEMCUBE	85/748211	10/8/12	n/a	n/a
INODE	85/599745	4/17/12	n/a	n/a
ONEAPPLIANCE	85/599743	4/17/12	n/a	n/a
FLASH FORWARD	85/242430	2/15/11	n/a	n/a
VSHARE	85/228844	1/28/11	n/a	n/a
VCACHE	85/192451	12/7/10	n/a	n/a
TURBOVIEW	77/864342	11/3/09	3,958,851	5/10/11
SMARTSSD	77/809268	8/20/09	3,932,934	3/15/11
GRIDIRON	77/662396	2/3/09	3,926,201	3/1/11
FLASHCUBE	77/658830	1/28/09	4,276,013	1/15/13
VIOLIN (and Design)	77/158280	4/17/07	3,554,757	12/30/08
VIOLIN	77/158276	4/17/07	3,554,756	12/30/08
VIOLIN MEMORY	77/158269	4/17/07	3,825,490	7/27/10
CACHEFX	77/043013	11/13/06	3,436,846	5/27/08
GEAR6	78/843600	3/22/06	3,366,994	1/8/08